               THIS SUPPLEMENT SUPERSEDES ALL PRIOR SUPPLEMENTS

                               The Munder Funds
                         Supplement Dated May 28, 2002
                     to Prospectus Dated October 31, 2001
                          Class A, B and C Shares of:

                             Munder Index 500 Fund

Effective June 1, 2002, the distributor will no longer waive a portion of its Rule 12b-1 fees with respect to Class A shares.

As a result, in the section entitled "Fees and Expenses-Index 500 Fund," the fees and expenses table on page 5 of the Prospectus is hereby deleted and replaced with the following:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.

                                                                       Class A Class B Class C
                                                                       Shares  Shares  Shares
Shareholder Fees (fees paid directly from your investment)             ------- ------- -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
  price).............................................................. 2.5(a)   None    None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original purchase price or redemption proceeds).............................. None(b)  3%(c)  1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends........... None     None   None
Redemption Fees....................................................... None     None   None
Exchange Fees......................................................... None     None   None

                                                                 Class A Class B Class C
                                                                 Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund    %       %       %
assets) as a % of net assets                                     ------- ------- -------
          Management Fees.......................................  0.10    0.10    0.10
          Distribution and/or Service (12b-1) Fees (1)..........  0.25    1.00    1.00
          Other Expenses........................................  0.26    0.26    0.26
                                                                  ----    ----    ----
          Total Annual Fund Operating Expenses (1)..............  0.61    1.36    1.36
                                                                  ====    ====    ====

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(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 0.20% CDSC applies to redemptions of Class A shares that were purchased with no initial sales charge as part of an investment of $500,000 or more and are redeemed within one year of purchase.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemption of Class C shares within one year of purchase.
(1)The distributor has voluntarily agreed to waive a portion of its Rule 12b-1 fees with respect to Class B shares for the current fiscal year. The distributor may discontinue the fee waiver at any time in its sole discretion. As a result of the fee waiver, the Fund's actual 12b-1 fees and total annual fund operating expenses for Class B shares would be 0.50% and 0.86%.

                            AVAILABILITY OF SHARES

The Class C shares of the Fund are not currently available.

SUPPROINDEXAB502